EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    26-Aug-04                                                         31-Aug-04

    Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A             Period #
    27-Sep-04               ------------------------------                   28

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

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    Balances
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                                                                           Initial               Period End
        Receivables                                                 $1,401,763,032             $328,763,426
        Reserve Account                                                $14,017,630              $10,513,223
        Yield Supplement Overcollateralization                          $6,397,885               $1,628,176
        Class A-1 Notes                                               $311,000,000                       $0
        Class A-2 Notes                                               $358,426,000                       $0
        Class A-3 Notes                                               $446,779,000              $47,975,103
        Class A-4 Notes                                               $251,253,000             $251,253,000
        Class B Notes                                                  $27,907,000              $27,907,000

    Current Collection Period
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        Beginning Receivables Outstanding                             $352,756,173
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                Receipts of Scheduled Principal                        $14,136,239
                Receipts of Pre-Paid Principal                          $9,477,496
                Liquidation Proceeds                                      $190,306
                Principal Balance Allocable to Gross Charge-offs          $188,706
            Total Receipts of Principal                                $23,992,747

            Interest Distribution Amount
                Receipts of Interest                                    $1,688,283
                Servicer Advances                                               $0
                Reimbursement of Previous Servicer Advances               ($74,068)
                Accrued Interest on Purchased Receivables                       $0
                Recoveries                                                 $30,923
                Net Investment Earnings                                    $11,262
            Total Receipts of Interest                                  $1,656,401

            Release from Reserve Account                                        $0

        Total Distribution Amount                                      $25,460,441

        Ending Receivables Outstanding                                $328,763,426

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance         $2,143,945
        Current Period Servicer Advance                                         $0
        Current Reimbursement of Previous Servicer Advance                ($74,068)
        Ending Period Unreimbursed Previous Servicer Advances           $2,069,877

    Collection Account
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        Deposits to Collection Account                                 $25,460,441
        Withdrawals from Collection Account
            Servicing Fees                                                $293,963
            Class A Noteholder Interest Distribution                    $1,161,350
            First Priority Principal Distribution                               $0
            Class B Noteholder Interest Distribution                      $112,791
            Regular Principal Distribution                             $23,875,397
            Reserve Account Deposit                                             $0
            Unpaid Trustee Fees                                                 $0
            Excess Funds Released to Depositor                             $16,940
        Total Distributions from Collection Account                    $25,460,441


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                     $0
            Release from Collection Account                             $16,940
        Total Excess Funds Released to the Depositor                    $16,940

    Note Distribution Account
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        Amount Deposited from the Collection Account                $25,149,538
        Amount Deposited from the Reserve Account                            $0
        Amount Paid to Noteholders                                  $25,149,538

    Distributions
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        Monthly Principal Distributable Amount                  Current Payment     Ending Balance      Per $1,000       Factor
        Class A-1 Notes                                                      $0                 $0           $0.00        0.00%
        Class A-2 Notes                                                      $0                 $0           $0.00        0.00%
        Class A-3 Notes                                             $23,875,397        $47,975,103          $53.44       10.74%
        Class A-4 Notes                                                      $0       $251,253,000           $0.00      100.00%
        Class B Notes                                                        $0        $27,907,000           $0.00      100.00%

        Interest Distributable Amount                           Current Payment         Per $1,000
        Class A-1 Notes                                                      $0              $0.00
        Class A-2 Notes                                                      $0              $0.00
        Class A-3 Notes                                                $227,527              $0.51
        Class A-4 Notes                                                $933,824              $3.72
        Class B Notes                                                  $112,791              $4.04



    Carryover Shortfalls
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                                                                         Prior
                                                                   Period Carryover    Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                               $0                 $0              $0
        Class A-2 Interest Carryover Shortfall                               $0                 $0              $0
        Class A-3 Interest Carryover Shortfall                               $0                 $0              $0
        Class A-4 Interest Carryover Shortfall                               $0                 $0              $0
        Class B Interest Carryover Shortfall                                 $0                 $0              $0


    Receivables Data
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                                                               Beginning Period      Ending Period
        Number of Contracts                                              27,463             26,471
        Weighted Average Remaining Term                                   26.87              25.94
        Weighted Average Annual Percentage Rate                           6.34%              6.33%

        Delinquencies Aging Profile End of Period                 Dollar Amount         Percentage
            Current                                                $290,611,167             88.40%
            1-29 days                                               $30,876,902              9.39%
            30-59 days                                               $5,838,742              1.78%
            60-89 days                                                 $768,548              0.23%
            90-119 days                                                $260,912              0.08%
            120+ days                                                  $407,154              0.12%
            Total                                                  $328,763,426            100.00%
            Delinquent Receivables +30 days past due                 $7,275,357              2.21%


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        Write-offs
            Gross Principal Write-Offs for Current Period              $188,706
            Recoveries for Current Period                               $30,923
            Net Write-Offs for Current Period                          $157,783

            Cumulative Realized Losses                               $6,773,785


        Repossessions                                             Dollar Amount              Units
            Beginning Period Repossessed Receivables Balance           $519,388                 36
            Ending Period Repossessed Receivables Balance              $679,803                 45
            Principal Balance of 90+ Day Repossessed Vehicles            $4,636                  1



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                             $1,745,526
        Beginning Period Amount                                      $1,745,526
        Ending Period Required Amount                                $1,628,176
        Current Period Release                                         $117,350
        Ending Period Amount                                         $1,628,176
        Next Distribution Date Required Amount                       $1,515,013

    Reserve Account
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        Beginning Period Required Amount                            $10,513,223
        Beginning Period Amount                                     $10,513,223
        Net Investment Earnings                                         $11,262
        Current Period Deposit                                               $0
        Current Period Release to Collection Account                         $0
        Current Period Release to Depositor                                  $0
        Ending Period Required Amount                               $10,513,223
        Ending Period Amount                                        $10,513,223

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